UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 7, 2023, CorEnergy Infrastructure Trust, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2022. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
During the preparation of its audited financial statements for the fiscal year ended December 31, 2022, the Company identified an error in its accounting for earnings per share (“EPS”) and the allocation of net income to non-controlling interest arising from over allocation of net income from Crimson Midstream Holdings, LLC, the Company's consolidated variable interest entity (“Crimson”), to non-controlling interest. The Company previously reported its net income attributable to non-controlling interest based on the relative ownership interests, which was approximately 51% for the non-controlling interest, but upon further analysis the Company has determined that it should have allocated the net income from Crimson to the non-controlling interest based on their contractual rights to earnings and distributions.

On March 3, 2023, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s consolidated audited financial statements as of and for the fiscal year ended December 31, 2021 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and the Company’s consolidated unaudited financial statements as of and for the periods ended March 31, 2021, June 30, 2021, September 30, 2021, March 31, 2022, June 30, 2022, and September 30, 2022 (collectively, the “Non-Reliance Periods”) included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC for the Non-Reliance Periods, should no longer be relied upon. In addition to the restatement errors described above, the Company expects to correct certain items that were previously identified and concluded as immaterial, individually and in the aggregate, to the financial statements for the Non-Reliance Periods.

Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated unaudited financial statements which report EPS or Net Income attributable to non-controlling interest, and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

The misstatement in EPS and net income allocated to non-controlling interest do not impact the Company’s primary financial metrics including non-GAAP financial information or reconciliations to GAAP financial information, nor were any forward-looking financial metrics affected by the errors. This includes the primary financial metrics used by the Company’s management team to monitor and evaluate the business including Net Loss, Adjusted Net Income, Adjusted EBITDA, Cash Available for Distribution, liquidity and debt-to-EBITDA leverage ratio. These non-GAAP financial metrics are the primary metrics used by the Board of Directors in determining the appropriateness of paying Preferred and Common dividends, and as such, the over allocation of income to non-controlling interest and related impacts to EPS would not have changed the dividend decisions made during the Non-Reliance Periods. While not a primary financial metric used by management to evaluate the business, it should also be noted that the impact of over allocating net income to non-controlling interest had resulted in a lower reported Net Income to CorEnergy Stockholders, and Common Stock EPS, for the Non-Reliance Periods compared to what should have been reported.

Additionally, certain of the errors in EPS are associated with the calculation of EPS under the two-class method which was required after the issuance of the Company’s Class B Common Stock in July of 2021, which will mandatorily convert to Common Stock in Q1 2024. The Company currently expects the conversion to occur at the lower 0.68:1 ratio based on current dividend forecasts and the Company does not expect to disclose EPS for both Common Stock and Class B Common Stock following this conversion. The error in non-controlling interest allocation is associated with Crimson securities held by the non-controlling interest that have not been eligible for conversion into Company securities as a result of delays in the California Public Utilities Commission (“CPUC”) decision on the change of control application.

The Company intends to restate the financial statements for the Non-Reliance Periods to correct these errors as soon as practicable in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Annual Report”). Accordingly, investors and others should rely on financial information and other disclosures regarding the Non-Reliance Periods only once the Company restates its consolidated audited and unaudited financial statements for the Non-Reliance Periods.

The Company’s management is still completing its assessment of the impact on the Company’s internal controls over financial reporting. The Audit Committee and management have discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, Ernst & Young LLP.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements in this report include those regarding: (a) the expected impacts of the errors discussed in this report on the Company's financial statements for the Non-Reliance Periods; (b) the potential adjustments to the Company's financial statements for the Non-Reliance Periods as discussed in this report; and (c) the expected timing of the Company's restatement of the financial statements for the Non-Reliance Periods.

Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. The estimates and assumptions of the Company contained in this report which may prove to be incorrect, include but are not limited to, the various assumptions set forth herein. These assumptions may prove to be incorrect in whole or in part. The forward-looking information set forth in this report is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

Exhibit No.	Description
99.1	Press Release dated March 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: March 7, 2023	By:	/s/ Robert L Waldron
Robert L Waldron
President and Chief Financial Officer